UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2007

Tower Tech Holdings Inc.

(Exact name of Registrant as Specified in its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

0-31313	88-0409160
(Commission File Number)	(IRS Employer
Identification No.)

101 South 16th Street, P.O. Box 1957
Manitowoc, Wisconsin 54221-1957
(Address of Principal Executive Offices and Zip Code)

(920) 684-5531
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.                                          Entry into a Material Definitive Agreement.

On September 13, 2007, the Board of Directors of Tower Tech Holdings Inc. (the “Company”) announced that the Company has agreed to acquire RBA, Inc., a Manitowoc, Wisconsin-based fabricator of components for energy-related industries (“RBA”).  The Company has agreed to purchase all of the outstanding stock of RBA for $5 million in cash.  The Company will use internal funds to finance the acquisition.

RBA was founded in 1985 by Raymond Brickner, who is currently serving as a director of the Company and as the Company’s Chief Executive Officer.  In addition to Mr. Brickner and his wife, Daniel P. Wergin and his brother are stockholders of RBA; Mr. Wergin also currently serves as a director and officer of the Company.  The RBA acquisition was approved by the Company’s independent director on August 20, 2007, based on his determination that the terms and conditions of the acquisition were fair to the Company and comparable to those that would be achieved in an arm’s length transaction.

The foregoing summary of the RBA acquisition does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 8.01                                             Other Events.

On September 17, 2007, the Company issued a press release announcing the execution of its agreement with RBA, Inc.  The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                                  Financial statements:  None.

(b)                                 Pro forma financial information:  None.

(c)                                  Shell Company Transactions.  None.

(d)                                 Exhibits:

Exhibit 2.1

Stock Purchase Agreement dated September 13, 2007 among the Company, RBA, Inc. and the stockholders of RBA, Inc. Pursuant to item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

Schedule 4.1(a)	Organization and Good Standing
Schedule 4.8	Accounts Receivable
Schedule 4.11	Indebtedness
Schedule 4.14	Employee Benefit Plans
Schedule 4.15	Compliance with Legal Requirements; Governmental Authorizations
Schedule 4.17	Absence of Certain Changes and Events
Schedule 4.18(a)	Material Contracts

Schedule 4.19	Insurance
Schedule 4.20	Real Property
Schedule 4.22(a)	Employees – R. B. A. Inc. Employee List
Schedule 4.24	Intellectual Property
Schedule 4.25	Customers
Schedule 4.26	Relationships with Related Persons
Schedule 4.27	Credit, Rebate, Product Warranties and Related Matters
Schedule 6.2(a)	Operation of the Business of the Company

Exhibit 99.1	Press release dated September 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 17, 2007

TOWER TECH HOLDINGS INC.

By:	/s/ Steven A. Huntington
Steven A. Huntington
Chief Financial Officer

EXHIBIT INDEX

Tower Tech Holdings Inc.

Form 8-K Current Report

Exhibit Number	Description

2.1

Stock Purchase Agreement dated September 13, 2007 among the Company, RBA, Inc. and the stockholders of RBA, Inc. Pursuant to item 601(b)(2) of Regulation S-K, and subject to claims of confidentiality pursuant to Rule 24B-2 under the Securities Exchange Act of 1934, upon the request of the Commission, the Registrant undertakes to furnish supplementally to the Commission a copy of any schedule or exhibit to the Stock Purchase Agreement as follows:

Schedule 4.1(a)	Organization and Good Standing
Schedule 4.8	Accounts Receivable
Schedule 4.11	Indebtedness
Schedule 4.14	Employee Benefit Plans
Schedule 4.15	Compliance with Legal Requirements; Governmental Authorizations
Schedule 4.17	Absence of Certain Changes and Events
Schedule 4.18(a)	Material Contracts
Schedule 4.19	Insurance
Schedule 4.20	Real Property
Schedule 4.22(a)	Employees – R. B. A. Inc. Employee List
Schedule 4.24	Intellectual Property
Schedule 4.25	Customers
Schedule 4.26	Relationships with Related Persons
Schedule 4.27	Credit, Rebate, Product Warranties and Related Matters
Schedule 6.2(a)	Operation of the Business of the Company

99.1	Press release dated September 17, 2007.